EXHIBIT 10.1

CONSENT, WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT

THIS CONSENT, WAIVER AND AMENDMENT NO. 5 TO CREDIT AGREEMENT (this “Agreement”), dated as of August 28, 2006, is made by and among Great Lakes Dredge & Dock Corporation (the “Borrower”), GLDD Acquisitions Corp. (“Holdings”), the other “Loan Parties” from time to time party to the Credit Agreement referred to and defined below (together with Holdings and the Borrower, the “Loan Parties”), the financial institutions from time to time party to such Credit Agreement referred to and defined below (collectively, the “Lenders”) and Bank of America, N.A., as issuer of the Letters of Credit (in such capacity, the “Issuing Lender”) and as representative of the Lenders (in such capacity, the “Administrative Agent”).  Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement referred to and defined below.

W I T N E S S E T H:

WHEREAS, the Borrower, the other Loan Parties, the Lenders, the Administrative Agent and the Issuing Lender have entered into that certain Credit Agreement dated as of December 22, 2003 (as amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Borrower;

WHEREAS, the Borrower has notified the Administrative Agent and the Lenders that (i) the Borrower desires to obtain a secured revolving line of credit from Wells Fargo HSBC Trade Bank, N.A. pursuant to an International Letter of Credit Agreement (the “Wells Fargo Agreement”), (ii) Great Lakes desires to reflag each of its Sugar Island and the Manhattan Island vessels under the laws of the Republic of the Marshall Islands, which vessels are currently flagged under the laws of the United States of America (the “Reflagging”), (iii) Holdings intends to merge (the “Holdings Merger”) with and into Aldabra Merger Sub, L.L.C. (“Aldabra Merger Sub”), a wholly-owned Subsidiary of Aldabra Acquisition Corporation (“Aldabra Corporation”), with Aldabra Merger Sub as the survivor of such merger, pursuant to that certain Agreement and Plan of Merger dated as of June 20, 2006 (the “Merger Agreement”) by and among Holdings, Aldabra Corporation, Aldabra Merger Sub, Madison Dearborn Capital Partners IV, L.P., solely in its capacity as Company Representative, and Terrapin Partners LLC, solely in its capacity as Buyer Representative, (iv) following the Holdings Merger, Aldabra Merger Sub intends to merge (the “Merger Sub Merger”) with and into Great Lakes Dredge & Dock Holdings Corp. (“Great Lakes Holdings”), the survivor by merger with Aldabra Corporation, with Great Lakes Holdings as the survivor to such merger, (v) following the Merger Sub Merger, the Borrower intends to merge (the “Borrower Merger”) with and into Great Lakes Holdings, with Great Lakes Holdings as the survivor of such merger and, following such merger, changing its name to “Great Lakes Dredge & Dock Corporation,” (vi) the Borrower intends to create a domestic wholly-owned Subsidiary (“Newco”), transfer each of its Sugar Island and Dodge Island vessels to Newco and merge Newco into Great Lakes with Great Lakes as the survivor of such merger and (vii) the Borrower desires to amend Section 6.3(b)(ii) of the Credit Agreement to increase the maximum Total Leverage Ratio for the four (4) consecutive Fiscal Quarter period ending September 30, 2006 from 5.0 to 1.0 to 5.6 to 1.0 (the “Financial Covenant Amendment”);

WHEREAS, the terms of the Credit Agreement prohibit the Borrower from consummating the transactions contemplated by the Wells Fargo Agreement;

WHEREAS, Section 5(a) of the First Preferred Fleet Mortgage prohibits Great Lakes from transferring or changing the flag of the Sugar Island or the Manhattan Island without the consent of the Administrative Agent, and the Administrative Agent is prohibited from providing such consent without the consent of the Majority Lenders;

WHEREAS, Sections 6.1(a) and 6.2(a) of the Credit Agreement prohibit the consummation of the Holdings Merger, the Merger Sub Merger and the Borrower Merger (collectively referred to herein as the “Mergers”) without the consent of the Administrative Agent and the Majority Lenders and the Mergers would constitute Events of Default under 7.1(i) of the Credit Agreement unless the Majority Lenders waive such Events of Default;

WHEREAS, unless otherwise agreed to between the Borrower and the Administrative Agent, Section 6.1(q) of the Credit Agreement requires Newco to execute a Loan Party Guaranty and other Collateral Documents in substantially the same forms as the other Loan Party Guaranties and Collateral Documents then in existence and otherwise in form and substance reasonably satisfactory to the Administrative Agent together with opinions, certificates and other documentation reasonably requested by the Administrative Agent in connection with the Collateral Documents (the “New Subsidiary Requirements”);

WHEREAS, the Borrower has requested that the Administrative Agent waive the New Subsidiary Requirements with respect to Newco provided that Newco is merged with and into Great Lakes on the date of incorporation or organization, as applicable, of Newco and, subject to the terms and conditions of this Agreement, the Administrative Agent agrees to waive the New Subsidiary Requirements with respect to Newco; and

WHEREAS, the Borrower has requested that the Administrative Agent and the Majority Lenders amend the Credit Agreement to permit the Borrower to enter into and perform its obligations under the Wells Fargo Agreement, consent to the Reflagging, consent to the Mergers and waive certain violations that would otherwise result therefrom, waive the New Subsidiary Requirements with respect to Newco and provide for the Financial Covenant Amendment, and, subject to the terms and conditions of this Agreement, the Administrative Agent and the Lenders hereby agree to amend the Credit Agreement as set forth herein, consent to the Reflagging, provide the consents and waivers with respect to the Mergers and waive the New Subsidiary Requirements with respect to Newco;

NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Borrower, the other Loan Parties, the Lenders and the Administrative Agent, such parties hereby agree as follows:

1.             Financial Covenant Amendment.  Subject to the satisfaction of each of the “General Conditions” (as defined in Section 6 hereof), Section 6.3(b)(ii) of the Credit Agreement is hereby amended to amend and restate the table set forth in such section in its entirety as follows:

Period	Ratio
January 1, 2004 through and including December 31, 2004	5.75 to 1.00
January 1, 2005 through and including December 31, 2005	5.50 to 1.00

January 1, 2006 through and including June 30, 2006	5.00 to 1.00
July 1, 2006 through and including September 30, 2006	5.60 to 1.00
October 1, 2006 through and including December 31, 2006	5.00 to 1.00
January 1, 2007 through and including December 31, 2007	4.75 to 1.00
January 1, 2008 through and including December 31, 2008	4.50 to 1.00
January 1, 2009 through and including December 31, 2009	4.00 to 1.00
January 1, 2010 and thereafter	3.50 to 1.00

2.             Wells Fargo Facility.  Subject to the satisfaction of each of the General Conditions and the “Wells Fargo Facility Conditions” (as defined in Section 7 hereof), the Credit Agreement is hereby amended as follows:

(a)           Section 6.2(e) of the Credit Agreement is hereby amended to insert a reference to “the Wells Fargo Documents,” immediately after the reference to “the Bonding Agreement,” set forth in clause (E) of such section.

(b)           The first sentence of Section 6.2(f) of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (vi) of such sentence, (ii) replace the period appearing at the end of clause (vii) of such sentence with the word “and” and (iii) add the following clause (viii) to the end of such sentence:

(viii) a secured Guaranty by Great Lakes and certain other Subsidiaries of Borrower of the obligations of the Borrower under the Wells Fargo Documents; provided that such Guaranty may be secured only by the Permitted Wells Fargo Facility Collateral and (y) each such Subsidiary has executed and delivered a Loan Party Guaranty and Collateral Documents and provided other deliveries described in Section 6.1(q) .

(c)           Section 6.2(h) of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (xvii) of such section, (ii) replace the period appearing at the end of clause (xviii) of such section with the word “and” and (iii) add the following clause (xix) to the end of such section:

 (xix)             Liens on Permitted Wells Fargo Facility Collateral securing Debt permitted under Section 6.2(i)(xvi) and Guaranties permitted under Section 6.2(f)(viii).

(d)           Section 6.2(i) of the Credit Agreement is hereby amended to (i) delete the word “and” appearing at the end of clause (xiv) of such section, (ii) replace the period appearing at the end of clause (xv) of such section with the word “and” and (iii) add the following clause (xvi) to the end of such section:

(xvi)              Debt incurred  pursuant to the Wells Fargo Documents not exceeding $20,000,000 in aggregate principal amount at any time outstanding.

(e)           Section 6.4(m) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(m)          Wells Fargo Agreement. The Borrower shall provide to the Administrative Agent, (i) within 45 days after the end of each month ending on the last day of each of the first three Fiscal Quarters of each Fiscal Year, and 90 days after the end of each Fiscal Year for each month of December, (A) a schedule of all outstanding letters of credit under the Wells Fargo Agreement and (B) a schedule of the accounts receivable pledged to secure the obligations of the Borrower under the Wells Fargo Documents and (ii) from time to time upon the written request of the Administrative Agent, any other information as the Administrative Agent may reasonably request regarding the Wells Fargo Documents and the transactions contemplated thereby.

(f)            Section 6.2(o) of the Credit Agreement is hereby amended to (i) delete the word “or” appearing at the end of clause (ii) of such section, (ii) replace the period appearing at the end of clause (iii) of such section with the word “or” and (iii) add the following clause (iv) to the end of such section:

(iv) the Wells Fargo Agreement or any agreement relating thereto that is either material or related to the creation, attachment or perfection of a security interest in any collateral securing the obligations under the Wells Fargo Agreement, in each case in any manner materially adverse to the Borrower or the rights or interests of the Secured Parties under the Loan Documents.

(g)           Section 7.1(d) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(d)          Default as to Other Debt.  Default in the payment when due subject to any applicable grace period (whether by scheduled maturity, required prepayment, required redemption, acceleration, demand or otherwise) on any Debt (other than the Obligations), individually or in the aggregate, having an outstanding principal amount in excess of $5,000,000, of or guaranteed by, any Loan Party or Subsidiary of Holdings; or any breach, default or event of default shall occur, or any other event shall occur or condition shall exist, under any instrument, agreement or indenture pertaining thereto, if the effect thereof, after giving effect to any applicable grace or cure period, is to accelerate, or permit the holder(s) of such Debt to accelerate the maturity of such Debt, or require a mandatory redemption or repurchase of such Debt prior to its scheduled redemption or repurchase; or any such Debt or any Debt under the Wells Fargo Agreement shall be declared due and payable or required to be prepaid (other than by a regularly scheduled required prepayment (including, without limitation, pursuant to Section 3.1 (or any comparable section) of the Wells Fargo Agreement)), repurchased or redeemed prior to the originally stated maturity thereof; or the holder of any Lien related to a Debt in excess of $5,000,000 or the holder of any Lien in respect of Debt under the Wells Fargo Agreement shall commence foreclosure of such Lien; or an “Event of Default” shall have occurred under and as defined in the Travelers Agreement after giving effect to any applicable cure periods and any waivers thereof; an

“Event of Default” shall have occurred under and as defined in Section 6.01 of the Note Indenture; or an “Event of Default” shall have occurred under and as defined in Section 10.1 of the Wells Fargo Agreement.

(h)           The following definitions are hereby added to Schedule I of the Credit Agreement in the appropriate alphabetical locations:

“Permitted Wells Fargo Facility Collateral” means accounts receivable originated by the Borrower or one of its Subsidiaries and arising out of the rendering of services by the Borrower or such Subsidiary outside the United States of America, inventory related to such accounts receivable, general intangibles related to such accounts receivable and inventory, joint venture interests owned by the Borrower or any Subsidiary with respect to joint ventures formed to render services by the Borrower or such Subsidiary outside the United States of America, cash collateral delivered pursuant to the terms of the Wells Fargo Agreement to satisfy borrowing base shortfalls or pursuant to the remedies provisions of such agreement, other property related to the foregoing or approved in writing by the Administrative Agent, deposit accounts into which only proceeds of the foregoing property are deposited, proceeds of the foregoing, and books and records with respect to the foregoing.

“Wells Fargo Agreement” means that certain International Letter of Credit Agreement among the Borrower, Great Lakes and Wells Fargo HSBC Trade Bank, N.A., as refinanced or replaced in whole or in part from time to time, as permitted hereunder.

“Wells Fargo Documents” means the Wells Fargo Agreement and each of the “International Loan Documents”, the “Borrower Agreement”, the “Fast Track Agreement”, the “Fast Track Borrower Agreement Supplement” and the “Ex-Im Bank Guaranty” (as such terms are defined in the Wells Fargo Agreement), in each case, as refinanced or replaced in whole or in part from time to time, as permitted hereunder.

3.             Consent to Reflagging of the Sugar Island and the Manhattan Island.     Subject to the satisfaction of each of the General Conditions and the Reflagging Conditions (as defined in Section 7 hereof), (i) each of the Lenders hereby irrevocably authorizes the Administrative Agent to enter into such amendments, modifications and supplements to the Loan Documents and any other agreements that the Administrative Agent determines in its sole discretion is necessary or appropriate to effect the consummation of the Reflagging and (ii) promptly upon the receipt of a written request of Great Lakes or the Borrower to the Administrative Agent, the Administrative Agent shall enter into such amendments, modifications and supplements to the Loan Documents and any other agreements that the Administrative Agent determines in its sole discretion is necessary or appropriate to effect the consummation of the Reflagging.

4.             Consent and Waiver with respect to Mergers.  (a) Subject to the satisfaction of each of the General Conditions and the Holdings Merger Conditions (as defined in Section 7 hereof), each of the Lenders (i) consents to the consummation of the Holdings Merger notwithstanding any violation of Sections 6.1(a) or 6.2(a) that would otherwise result therefrom, and waives any Event of Default arising under Section 7.1(i) as a result of such Merger, and (ii) agrees that such Merger shall be deemed to be a merger permitted under Section 6.2(a)(i) of the Credit Agreement for all purposes under the Credit Agreement.

(b) Subject to the satisfaction of each of the General Conditions and the Merger Sub Merger Conditions (as defined in Section 7 hereof) and the consummation of the Holdings Merger, each of the Lenders (i) consents to the consummation of Merger Sub Merger notwithstanding any violation of Sections 6.1(a) or 6.2(a) that would otherwise result therefrom, and waives any Event of Default arising under Section 7.1(i) as a result of such Merger, and (ii) agrees that such Merger shall be deemed to be a merger permitted under Section 6.2(a)(i) of the Credit Agreement for all purposes under the Credit Agreement.

(c) Subject to the satisfaction of each of the General Conditions and the Borrower Merger Conditions (as defined in Section 7 hereof) and the consummation of the Holdings Merger and the Merger Sub Merger, each of the Lenders (i) consents to the consummation of the Borrower Merger notwithstanding any violation of Sections 6.1(a) or 6.2(a) that would otherwise result therefrom, and waives any Event of Default arising under Section 7.1(i) as a result of such Merger, and (ii) agrees that such Merger shall be deemed to be a merger permitted under Section 6.2(a)(i) of the Credit Agreement for all purposes under the Credit Agreement.

(d) The Borrower hereby agrees to deliver to the Administrative Agent a certificate evidencing the consummation of each Merger from the office of the Secretary of State of the State of Delaware within 5 days of the date of the consummation of such Merger.

(e)  Upon the consummation of the Mergers in accordance with this Agreement, all references to and provisions specifically involving Holdings in the Loan Documents (including, without limitation, Section 6.2(k)(ii) of the Credit Agreement) shall no longer be effective and Holdings shall no longer be deemed a part to any of the Loan Document (including the Loan Party Guaranty).

(f)  In the event that the Merger Sub Merger is not consummated on or before the fifth Business Day immediately following the consummation of the Holdings Merger, then, on or before such date, the Borrower shall cause the surviving corporation with respect to the Holdings Merger to execute and deliver to the Administrative Agent a Reaffirmation Agreement (after giving effect to the Holdings Merger) in form and substance acceptable to the Administrative Agent and deliver such additional opinions and certificates as may be reasonably requested by the Administrative Agent with respect to such Reaffirmation Agreement.

(g)  In the event that the Merger Sub Merger is consummated and the Borrower Merger is not consummated on or before the fifth Business Day immediately following the consummation of the Holdings Merger, then, on or before such date, the Borrower shall cause the surviving corporation with respect to the Merger Sub Merger to execute and deliver to the Administrative Agent a Reaffirmation Agreement (after giving effect to the Merger Sub Merger) in form and substance acceptable to the Administrative Agent and deliver such additional opinions and certificates as may be reasonably requested by the Administrative Agent with respect to such Reaffirmation Agreement.

The Borrower’s failure to timely comply with any of its obligations under foregoing paragraphs (d), (f) and (g) of this Section shall constitute immediate Events of Default and shall not be subject to any grace periods notwithstanding anything in Section 7.1 of the Credit Agreement to the contrary.

5.             New Subsidiary Requirements.  The Administrative Agent hereby waives (and each Lender hereto authorizes the Administrative Agent to waive) the New Subsidiary Requirements with respect to Newco so long as (i) Newco merges with and into Great Lakes on its date of formation or incorporation of Newco, as applicable, and (ii) Great Lakes delivers to the Administrative Agent a certificate evidencing the consummation of the merger of Newco and Great Lakes from the office of the Secretary of State of the State of Delaware within 5 days of the date of the formation or incorporation, as applicable, of Newco (the “Merger Evidence”).  If any of the requirements in clauses (i) or (ii) of the foregoing are not satisfied, Newco shall promptly comply with the New Subsidiary Requirements.

6.             General Conditions.             The “General Conditions” shall be deemed to be satisfied upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent:

(a)           executed counterparts of this Agreement executed by Authorized Officers of the Borrower and the other Loan Parties, and by duly authorized officers of the Majority Lenders;

(b)           a certificate of the secretary or assistant secretary of the Borrower certifying as to (i) the currency and authenticity of the resolutions of the board of directors of the Borrower authorizing its execution, performance and delivery of this Agreement and of the Credit Agreement as to be amended hereby, (ii) the names, signatures and incumbency of the officers of the Borrower and (iii) the currency and authenticity of the certificate of incorporation and bylaws of the Borrower as previously delivered to the Administrative Agent;

(c)           payment in full of all fees and reasonable expenses due to the Administrative Agent and to Banc of America Securities, LLC in its capacity as the arranger with respect to this Agreement (including, without limitation, reasonable fees and disbursements of legal counsel); and

(d)           payment in full from the Borrower, in immediately available funds, of an amendment fee payable to each Lender (each, a “Consenting Lender”) executing and delivering a counterpart signature page to this Agreement on or before 3:00 p.m. (Chicago, Illinois time) on August 28, 2006 in an amount equal to 0.05% of the sum of such Lender’s Revolving Commitment, plus the outstanding principal balance of such Lender’s Tranche B Term Loan (the “Amendment Fee”).

7.             Wells Fargo Facility Conditions; Reflagging Conditions; Merger Conditions.

(a)           Wells Fargo Facility Conditions.  Subject to the satisfaction of the General Conditions, the provisions of Section 1 of this Agreement shall be deemed to have become effective upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent (the “Wells Fargo Facility Conditions”):

(i)            evidence that all conditions precedent to an amendment or consent to the Travelers Agreement (the “Travelers Amendment”) dated on or about the date hereof permitting the Wells Fargo Facility have been satisfied and that such amendment or consent is in form and substance reasonably acceptable to the Administrative Agent;

(ii)          an opinion letter of Winston & Strawn LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, addressing matters related to this Agreement, the Wells Fargo Agreement and the Credit Agreement as amended hereby;

(iii)          a certificate of a responsible officer of the Borrower certifying that, (A) no Default or Event of Default has occurred and is continuing, both before and immediately after giving effect to the consummation of the Wells Fargo Agreement and (B) the representations and warranties contained in Section 5.1 of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of the consummation of the Wells Fargo Agreement as though made on such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as of such earlier date; and

(iv)          a certificate of a responsible officer of the Borrower certifying that attached thereto are final copies of (A) the Wells Fargo Agreement, (B) each other material “International Loan Document” (as defined in the Wells Fargo Agreement), which agreements and documents described in clauses (A) and (B) above shall be in form and substance acceptable to the Administrative Agent, and (C) the “Ex-Im Bank Guaranty” (as defined in the Wells Fargo Agreement).

(b)           Reflagging Conditions.  Subject to the satisfaction of the General Conditions, the provisions of Section 2 of this Agreement shall be deemed to have become effective upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent (the “Reflagging Conditions”):

(i)            such agreements, documents, certificates and filings effecting or otherwise governing the Reflagging, together with evidence satisfactory to the Administrative Agent that the Administrative Agent continues to have a continuing, first-priority, perfected security interest in each of the Sugar Island and the Manhattan Island after giving effect to the Reflagging;

(ii)           a certificate of a responsible officer of the Borrower certifying that, (A) no Default or Event of Default has occurred and is continuing, both before and immediately after giving effect to the consummation of the Reflagging and (B) the representations and warranties contained in Section 5.1 of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of the consummation of the Reflagging as though made on such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as of such earlier date; and

(iii)          such legal opinions from counsel to Great Lakes, addressed to the Administrative Agent and the Lenders, addressing matters related to the Reflagging as the Administrative Agent may reasonably request.

(c)           Holdings Merger Conditions.  Subject to the satisfaction of the General Conditions, the provisions of Section 4(a) of this Agreement shall be deemed to have become effective upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent (the “Holdings Merger Conditions”):

(i)            evidence that Borrower has received all of the proceeds of the cash payments contemplated by Section 5C(vi) of the Merger Agreement, net of  fees and expenses related to the transactions contemplated by the Merger Agreement (the “Net Merger Proceeds”);

(ii)           evidence that all of the Net Merger Proceeds have been applied in accordance with Section 2.8.2 of the Credit Agreement to the prepayment of the Tranche B Term Loans (and reapplied, as necessary, to result in the maximum amount of the Tranche B Term Loan to be repaid), or, to the extent any proceeds remain after so applying or reapplying such proceeds, to the prepayment of the outstanding Revolving Loans (without any permanent reduction to the Revolving Commitments);

(iii)          an opinion letter of Winston & Strawn LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, addressing matters related to this Agreement and the Holdings Merger, in each case, as the Administrative Agent may reasonably request;

(iv)  evidence reasonably satisfactory to the Administrative Agent of the consummation of the Holdings Merger;

(v)   evidence that all conditions precedent to the Holdings Merger set forth in the Merger Agreement have been satisfied (with any material amendment, waiver or modification to the Merger Agreement being in form and substance reasonably satisfactory to the Administrative Agent) unless the failure to satisfy of any such condition precedent is waived by the Administrative Agent;

(vi)  a certificate of a responsible officer of the Borrower certifying that, (A) no Default or Event of Default has occurred and is continuing, both before and immediately after giving effect to the consummation of the Holdings Merger and (B) the representations and warranties contained in Section 5.1 of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of the consummation of such Merger as though made on such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as of such earlier date;

(vii) copies of all opinions of counsel for Holdings and any Affiliates thereof to the extent that such opinions are delivered to Holdings or any Affiliates thereof in connection with the Holdings Merger; and

(viii)        a certificate of a responsible officer of the Borrower certifying that attached thereto are final copies of each other material agreement or document requested by the Administrative Agent and executed by or delivered in connection with the  Holdings Merger, in each case, in form and substance reasonably acceptable to the Administrative Agent.

(d)           Merger Sub Merger Conditions.  Subject to the satisfaction of the General Conditions and the Holdings Merger Conditions, the provisions of Section 4(b) of this Agreement shall be deemed to have become effective upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent (the “Merger Sub Merger Conditions”):

(i) an opinion letter of Winston & Strawn LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, addressing matters related to this Agreement and the Merger Sub Merger, in each case, as the Administrative Agent may reasonably request; and

(ii) evidence reasonably satisfactory to the Administrative Agent of the consummation of the Merger Sub Merger; and

(iii) a certificate of a responsible officer of the Borrower certifying that, (A) no Default or Event of Default has occurred and is continuing, both before and immediately after giving effect to the consummation of the Merger Sub Merger and (B) the representations and warranties contained in Section 5.1 of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of the consummation of such Merger as though made on such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as of such earlier date.

(e)           Borrower Merger Conditions.  Subject to the satisfaction of the General Conditions, the Holdings Merger Conditions and the Merger Sub Merger Conditions, the provisions of Section 4(c) of this Agreement shall be deemed to have become effective upon the Administrative Agent’s receipt of each of the following, in each case in form, substance and scope reasonably acceptable to the Administrative Agent (the “Holdings_Merger Conditions”):

(i) a Secretary’s Certificate for Borrower (after giving effect to the Borrower Merger) certifying as to and attaching copies of Borrower’s certificate of incorporation, by-laws and resolutions adopted by the board of directors of the Borrower approving or ratifying the Borrower Merger and the Reaffirmation Agreement, together with evidence of incumbency;

(ii) an opinion letter of Winston & Strawn LLP, counsel to the Borrower, addressed to the Administrative Agent and the Lenders, addressing matters related to this

Agreement and the Borrower Merger, in each case, as the Administrative Agent may reasonably request; and

(iii) evidence reasonably satisfactory to the Administrative Agent of the consummation of the Borrower Merger; and

(iv) a Reaffirmation Agreement between Borrower (after giving effect to the Borrower Merger) and the Administrative Agent;

(v) Good Standing Certificates for Holdings, Borrower, Aldabra Merger Sub and Great Lakes Holdings from the Secretary of State of the State of Delaware; and

(vi) a certificate of a responsible officer of the Borrower certifying that, (A) no Default or Event of Default has occurred and is continuing, both before and immediately after giving effect to the consummation of the Borrower Merger and (B) the representations and warranties contained in Section 5.1 of the Credit Agreement and each of the other Loan Documents are true and correct in all material respects on and as of the date of the consummation of such Merger as though made on such date except for any representation or warranty which is specified as being made as of an earlier date, in which case such representation or warranty shall only speak as of such earlier date.

8.             Representations, Warranties and Covenants.

(a)           The Borrower and each other Loan Party hereby represents and warrants that this Agreement and the Credit Agreement as amended hereby (collectively, the “Amendment Documents”) constitute legal, valid and binding obligations of the Borrower and the other Loan Parties enforceable against the Borrower and the other Loan Parties in accordance with their terms.

(b)           The Borrower and each other Loan Party hereby represents and warrants that (i) its execution, delivery and performance of this Agreement and the Credit Agreement have been duly authorized by all proper corporate or limited liability company action, do not violate any provision of its organizational documents, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which it or any of its Affiliates is bound (which has not been previously obtained), including without limitation, the Note Indenture and the Bonding Agreement and (ii) after giving effect to the amendments contemplated by Sections 1 and 2 of this Agreement, all Obligations will constitute, and if the full amount of the Revolving Commitment were utilized by the Borrower all Obligations arising with respect thereto would constitute, “Permitted Debt” under and as defined in Section 4.09 of the Note Indenture.

(c)           The Borrower and each other Loan Party hereby represents and warrants that, both before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Borrower and each other Loan Party contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of its execution and delivery hereof or thereof in all material respects as though made on and as of such date.

(d)           The Borrower hereby agrees to pay the Amendment Fee to the Administrative Agent for the benefit of the Consenting Lenders, upon the Borrower’s execution and delivery hereof.

9.             Reaffirmation, Ratification and Acknowledgment.  The Borrower and each other Loan Party hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, and each grant of security interests and liens in favor of the Administrative Agent, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Borrower or such other Loan Parties with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents.  As modified hereby, the Credit Agreement is in all respects ratified and confirmed, and the Credit Agreement as so modified by this Agreement shall be read, taken and so construed as one and the same instrument.  Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent or the Lenders), under any of the Loan Documents.  This Agreement and each of the other Amendment Documents shall constitute Loan Documents for purposes of the Credit Agreement.

10.           Governing Law.   THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICTS OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

11.           Administrative Agent’s Expenses.   The Borrower hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the other documents, agreements and instruments contemplated hereby.

12.           Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.

* * * *

IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GLDD ACQUISITIONS CORP.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

GREAT LAKES CARIBBEAN DREDGING, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

DAWSON MARINE SERVICES COMPANY

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

FIFTY-THREE DREDGING CORPORATION

By:	/s/ William H. Hanson
Name:	William H. Hanson
Title:	President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

NORTH AMERICAN SITE DEVELOPERS, INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

JDC SOIL MANAGEMENT & DEVELOPMENT INC.

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

NASDI HOLDINGS CORPORATION

By:	/s/ Deborah A. Wensel
Name:	Deborah A. Wensel
Title:	Sr. Vice President and CFO

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Michael Brashler
Name:	Michael Brashler
Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and as Issuing Bank

By:	/s/ Ronald Prince
Name:	Ronald Prince
Title:	Senior Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

CREDIT SUISSE

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

DRYDEN V - LEVERAGED LOAN CDO 2003

By:	/s/ Stephen J. Collins
Name:	Stephen J. Collins
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

FIFTH THIRD BANK

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

ING SENIOR INCOME FUND

By:	ING Investment Management Co. as its Investment manager

By:	/s/ Theodore M. Haag
Name:	Theodore M. Haag
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

KENNECOTT FUND

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

LASALLE BANK, NATIONAL ASSOCIATION

By:	/s/ David L. Sauerman
Name:	David L. Sauerman
Title:	Senior Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Maria M. Lund
Name:	Maria M. Lund
Title:	Authorized signatory

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

MASTER SENIOR FLOATING RATE TRUST

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

MONUMENT PARK CDO LTD

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

NATIONAL CITY BANK

By:	/s/ James C. Ritchie
Name:	James C. Ritchie
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

NORTHERN TRUST COMPANY

By:	/s/ Illegible
Name:
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

OAK BROOK BANK

By:	/s/ Henry Wessel
Name:	Henry Wessel
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

OAK HILL CREDIT

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

WELLS FARGO BANK

By:	/s/ Reginald M. Goldsmith, III, CFA
Name:	Reginald M. Goldsmith, III, CFA
Title:	Vice President

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

OPPENHEIMER SFR

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

UBS AG STAMFORD BRANCH

By:	/s/ Christopher M. Aitkin
Name:	Christopher M. Aitkin
Title:	Associate Director Banking Products Services, US

By:	/s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director Banking Products Services, US

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement

VAN KAMPEN SENIOR LOAN FUND

By:
Name:
Title:

Signature Page to Consent, Waiver and Amendment No. 5 to Credit Agreement